UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2008 (January 11, 2008)

Date of Report (Date of earliest event reported)

SIENA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25499	88-0390360
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5625 Arville Street, Suite E, Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (702) 889-8777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 11, 2008, Mr. James Michael Kelley resigned effective immediately as a Director of Siena Technologies, Inc. (the “Company”) to pursue other interests.  Mr. Kelley’s resignation letter did not reference a disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

SIENA TECHNOLOGIES, INC.

January 28, 2008	By:	/s/ Anthony DeLise
Interim President and CEO